CONSULTING AGREEMENT

This agreement (this "Agreement") is entered into as of April 9, 2008, between Stara Zagora Kompanija, LTD, a Bulgarian limited liability company ("SZKLTD"), UFood Restaurant Group, Inc., a Nevada Corporation ("UFFC"), and Neptune Media, LLC, a Connecticut limited liability company ("NM"), with reference to the following facts.

UFFC has expressed a desire to enter into this Agreement with SZKLTD to provide internet public relations services for UFFC. SZKLTD is in the business of providing such services and desires to enter into an agreement with UFFC to provide these services for UFFC, a publicly traded company. This Agreement is for the purpose of defining the services to be provided and the rights and responsibilities of both parties.

I. SERVICES PROVIDED BY SZKLTD

1. During the Term (as defined below), SZKLTD shall provide UFFC with internet public relations services, including but not limited to those services set forth on Schedule A attached hereto.

2. SZKLTD reserves the right to share any views or opinions of its choosing with its proprietary database regarding the performance of UFFC stock. The management of UFFC shall have no editorial control over the content published on UFFC within the context of the Hotstocked.com, and as such both parties recognize that any opinions expressed in the Hotstocked.com are solely those of the editors.

3. SZKLTD shall fully disclose the nature of its relationship with UFFC, including without limitation the terms of this Agreement, on each and every publication by SZKLTD and other disclosure of SZKLTD, which relates to UFFC.

II. RESPONSIBILITIES OF UFFC

1. UFFC agrees to assist SZKLTD, as reasonably requested, in the preparation of a corporate profile report on UFFC.

2. UFFC will, if requested, provide or arrange to be provided to SZKLTD or its designee, such reasonable accounting information as may be necessary to complete the corporate "due diligence" necessary to compile an accurate and detailed profile report on UFFC.

3. UFFC agrees to provide SZKLTD with certain business and other material information about UFFC, its products, services, contracts, pending litigation, patents, trademarks and other such business matters which SZKLTD may reasonably request and which SZKLTD reasonably considers to be important for the completion of this contract.

4. UFFC agrees, during the Term, to notify SZKLTD of any material changes in the status or nature of its business, any pending litigation, or any other developments that may require further disclosure.

III. TERM AND COMPENSATION

1. Term; Termination. Except as otherwise provided herein, the term of this Agreement shall commence April 9, 2008 and end two years from SZKLTD's first publication on UFFC (the "Term"). This Agreement may be terminated by UFFC prior to the end of the Term if the initial UFFC profile or trading alert (the "Initial Report") is not published by SZKLTD within forty-five (45) days following the effective date of UFFC's first resale registration statement on Form S-1, or similar form. This Agreement may also be terminated by UFFC after March 31, 2009 for any reason or no reason. SZKLTD may not terminate this Agreement prior to the end of the Term. Upon termination of this Agreement, all unvested Shares (as defined below) shall be forfeited to UFFC.

2. Compensation.

a. SZKLTD shall receive a fee of thirty thousand dollars ($30,000), due immediately upon the signing of this Agreement.

b. UFFC shall issue to NM, on behalf of SZKLTD and subject to the terms of this Section III, 75,000 shares (the "Shares") of UFFC restricted common stock. The Shares shall be included in the resale registration statement on Form S-1, or similar form, to be filed by UFFC in connection with its recent private placement offering.

c. No Shares shall be vested as of the date of this Agreement. One-half of the Shares (37,500 Shares) shall vest upon SZKLTD's publication of the Initial Report, provided that this Agreement has not previously been terminated pursuant to Section III(1) hereof. The remaining 37,500 unvested Shares shall vest on January 1, 2009, provided that this Agreement has not been terminated pursuant to Section III(1) hereof.

d. UFood shall hold the unvested Shares in escrow pending the vesting of such Shares.

IV. REPRESENTATIONS BY SZKLTD AND NM

SZKLTD and NM, jointly and severally, represent, warrant, and covenant to UFFC the following:

1. SZKLTD (i) is a company duly organized and existing under the laws of Bulgaria, (ii) is in good standing with the jurisdiction of its organization and (iii) has the full power and authority to enter into and perform this Agreement.

2. The execution and delivery of this Agreement have been duly authorized by all necessary action on the part of SZKLTD.

3. This Agreement has been duly executed and delivered on behalf of SZKLTD and is the valid and binding obligation of SZKLTD enforceable against SZKLTD in accordance with its terms.

4. SZKLTD will disclose to UFFC any and all material facts and circumstances, which may affect its ability to perform it's undertaking herein.

5. SZKLTD will cooperate in a prompt and professional manner with UFFC or its agents in the performance of this Agreement.

6. The Shares to be received by NM will be acquired for investment for NM's own account and not with a view to the distribution of any part thereof, and NM has no present intention of selling, granting any participation in, or otherwise distributing the same in a manner contrary to the Securities Act of 1933, as amended (the "Securities Act") or applicable state securities laws.

7. NM has had an opportunity to ask questions of and receive answers from UFFC's management regarding UFFC and the terms and conditions of the offering of the securities hereunder and to obtain additional information necessary to verify the accuracy of the information supplied or to which NM had access.

8. NM is and has experience as an investor in securities of companies, and acknowledges that the securities to be acquired hereunder are speculative and involve a high degree of risk. NM can bear the economic risk of its investment, including possible complete loss of such investment, for an indefinite period of time and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the securities purchased hereunder. NM understands that the securities to be acquired hereunder have not been registered under the Securities Act, or under the securities laws of any jurisdiction, by reason of reliance upon certain exemptions, and that the reliance on such exemptions is predicated upon the accuracy of NM's representations and warranties in this Agreement. NM is familiar with Regulation D promulgated under the Securities Act, and NM is an "accredited investor" as defined in Rule 501(a) of such Regulation D.

9. NM and SZKLTD understand that the securities to be acquired hereunder are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from UFFC in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances and in accordance with the terms and conditions set forth in the legend described below. In this connection, SZKLTD and NM are familiar with Securities and Exchange Commission, Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

10. SZKLTD and NM understand and acknowledge that the certificates evidencing the securities to be purchased hereunder may bear substantially the following legends:

> THE SECURITIES REPRESENTED HEREBY [AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF] HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH (I) REGULATION S UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, (II) AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, OR (III) UNDER AN EFFECTIVE REGISTRATION STATEMENT, AND, IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY [AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF] MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

11. SZKLTD shall comply with any and all federal and state securities laws, regulations and orders in connection with its provision of services under this Agreement.

V. REPRESENTATIONS OF UFFC

UFFC represents, warrants and covenants the following:

1. UFFC will perform its responsibilities under this Agreement so that SZKLTD may fulfill its responsibilities in a timely manner.

2. UFFC will not circumvent this Agreement either directly or indirectly nor will it interfere with, impair, or delay SZKLTD in performing work described in this Agreement. UFFC will not cause SZKLTD to perform work not described in this Agreement.

3. UFFC will cooperate in a prompt and professional manner with SZKLTD, its attorneys, accountants and agents during the performance of the obligations due under this Agreement.

4. All financial information from UFFC will be provided to SZKLTD in a timely and complete manner and all other information which UFFC has previously provided to SZKLTD concerning UFFC is accurate and complete in every material respect. If it is later determined that such is not the case, it shall be considered a basis for the termination of this Agreement.

5. UFFC does hereby state that all information supplied to SZKLTD during the course of this Agreement shall be true and accurate to the best of UFFC's knowledge.

VI. CONFIDENTIALITY

SZKLTD recognizes and acknowledges that by reason of SZKLTD's retention by and service to UFFC before, during and, if applicable, after the Term, SZKLTD will have access to certain confidential and proprietary information relating to UFFC's business, which may include, but is not limited to, trade secrets, trade "know-how," product development techniques and plans, formulas, customer lists and addresses, financing services, funding programs, cost and pricing information, marketing and sales techniques, strategy and programs, computer programs and software and financial information (collectively referred to as "Confidential Information"). SZKLTD acknowledges that such Confidential Information is a valuable and unique asset of UFFC and SZKLTD covenants that it will not, unless expressly authorized in writing by UFFC, at any time during the Term or thereafter use any Confidential Information or divulge or disclose any Confidential Information to any person, firm or corporation except in connection with the performance of SZKLTD's duties for UFFC and in a manner consistent with UFFC's policies regarding Confidential Information. SZKLTD also covenants that at any time after the termination of this Agreement, directly or indirectly, it will not use any Confidential Information or divulge or disclose any Confidential Information to any person, firm or corporation, unless such information is in the public domain through no fault of SZKLTD or except when required to do so by a court of law, by any governmental agency having supervisory authority over the business of UFFC or by any administrative or legislative body (including a committee thereof) with apparent jurisdiction to order SZKLTD to divulge, disclose or make accessible such information. All written Confidential Information (including, without limitation, in any computer or other electronic format), which comes into SZKLTD's possession during the Term, shall remain the property of UFFC. Except as required in the performance of SZKLTD's duties for UFFC, or unless expressly authorized in writing by UFFC, SZKLTD shall not remove any written Confidential Information from UFFC's premises, except in connection with the performance of SZKLTD's duties for UFFC and in a manner consistent with UFFC's policies regarding Confidential Information. Upon termination of this Agreement, SZKLTD agrees to return immediately to UFFC all written Confidential Information (including, without limitation, in any computer or other electronic format) in SZKLTD's possession. SZKLTD shall at all times comply with all securities laws in performing its duties hereunder and, without limitation of the foregoing, shall abstain from trading in UFFC's securities or publishing any recommendation or report regarding UFFC when in possession of material non-public information concerning UFFC. SZKLTD shall not publicize any material non-public information concerning UFFC without its express prior consent. SZKLTD shall at all times disclose in any publication or report any position it holds in UFFC securities.

SZKLTD acknowledges that remedies at law may be inadequate to protect against breach or threatened breach of this Article VI and SZKLTD hereby agrees to the granting of injunctive or other equitable relief in UFFC's favor without the requirement of posting a bond or proof of actual damage, and without regard to the adequacy of any remedy at law.

VII. NOTICES

All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed effectively given, provided that the courtesy copy is delivered contemporaneously to the applicable party: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective party to the address listed below, or at such other addresses as each may designate upon ten (10) days' advance written notice to the other party.

If to SZKLTD or NM:

Stara Zagora Kompanija, LTD
47 Aleksander Stamboliski Boulevard
4th floor, #12
1303 Sofia
Bulgaria
Attn: Colorado Stark

If to UFFC:

UFood Restaurant Group, Inc.
255 Washington St., Suite 100
Newton, MA 02458
Attn: George A. Naddaff

With a copy to:

Robinson & Cole LLP
695 East Main Street
Stamford, CT 06904
Attn: Richard A. Krantz, Esq.

VIII. ENTIRE AGREEMENT

Neither party has made representations to the other, which are not specifically set forth in this Agreement. There are no oral or other agreements between the parties that have been entered into prior or contemporaneously with the formation of this Agreement. All oral promises, agreements, representations, statements and warranties hereinafter asserted by one party against the other, shall be deemed to have been waived by such party asserting that they were made and this Agreement shall supersede all prior negotiations, statements, representations, warranties and agreements made or entered into between the parties to this Agreement.

IX. NO ASSIGNMENT

Neither party may assign any benefit due or delegate performance under this Agreement without the express written consent of the other party.

X. GOVERNING LAW; JURISDICTION

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to conflicts of laws principles. Each party, for itself and on behalf of its affiliates, hereto irrevocably consents to the exclusive jurisdiction of the Commonwealth of Massachusetts over any action or proceeding arising out of or related to this Agreement, and waives any objection to venue or inconvenience of the forum in any such court.

XI. ATTORNEYS' FEES

In any action concerning the enforcement, breach, or interpretation of this Agreement, the prevailing party shall be entitled to recover its costs of suit and reasonable attorneys' fees from the other party, in addition to any other relief granted by the court.

XII. WAIVER

The waiver of any provision of this Agreement by either party shall not be deemed to be a continuing waiver or a waiver of any other provision of this Agreement by either party.

XIII. SEVERABILITY

If any provision of this Agreement or any subsequent modifications hereof are found to be unenforceable by a court of competent jurisdiction, the remaining provisions shall continue to remain in full force and effect.

XIV. AUTHORITY TO ENTER INTO AGREEMENT

The individuals signing this Agreement below represent to each other that they have the authority to bind their respective corporations to the terms and conditions of this Agreement. The individuals shall not, however have personal liability by executing this Agreement and sign this Agreement only in their representative capacities as authorized officers of the UFFC and SZKLTD respectively.

XV. INDEMNIFICATION

SZKLTD and NM shall jointly and severally indemnify and hold harmless UFFC, its employees, directors and officers and its legal counsel and accountants and each controlling person of each of the foregoing (each such person being a "UFFC Indemnified Party") against any losses, claims, damages, or liabilities (or actions in respect thereof), including attorneys' fees, incurred or suffered by any UFFC Indemnified Party as a result of (i) SZKLTD's and NM's

breach of any provision of this Agreement, (ii) SZKLTD's breach of any federal or state securities law, regulation or order, and (iii) SZKLTD's negligence or misconduct. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of the person seeking indemnification and shall survive the Term.

UFFC agrees to indemnify SZKLTD from any liability or claim arising out of any act or omission on the part of UFFC that would be in violation of any securities laws and regulations.

XVI. MISCELLANEOUS

1. Consulting Relationship. SZKLTD shall perform all services under this Agreement as an independent contractor and not as an employee or agent of UFFC. SZKLTD is not authorized to assume or create any obligation or responsibility, express or implied, on behalf of, or in the name of, UFFC or to bind UFFC in any manner.

2. Amendment; Waiver. No amendment or waiver of any provision of this Agreement, or consent to any departure by any party hereto from any such provision, shall be effective unless the same shall be in writing and signed by each of the parties hereto. Any amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Consulting Agreement as of the date first above written.

UFood Restaurant Group, Inc.

By:______________________________
George A. Naddaff
CEO

Stara Zagora Kompanija LTD

By:______________________________
Colorado Stark
Director

Neptune Media, LLC

By:______________________________

Schedule A

Services to be Provided by SZKLTD

SZKLD shall prepare a detailed profile report and/or Trading Alert on UFFC in the customary manner already established by SZKLD. The report shall be released at final date to be established by both parties.

SZKLD shall continue to publish on its proprietary Hotstocked.com web portal all substantive press releases, analysts' reports and material events publicly disclosed by UFFC for a period of two years from the date of the initial report.

SZKLD shall also actively engage in SEO (search engine optimization) strategies on behalf of UFFC electronic content available to the public.